JOINT FILING AGREEMENT


          In accordance with Rule 13d-1(f) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned agree to the joint filing of a Statement on
Schedule 13D (including any and all amendments thereto) with respect to the shares of the Class A Common Stock, par value $0.01 per share, of Polo Ralph Lauren Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.


Dated:  July 10, 1997

                              GOLDMAN, SACHS & CO.

                              By:   /s/ Richard A. Friedman
                                  --------------------------
                              Name:   Richard A. Friedman
                              Title:  Managing Director


                              THE GOLDMAN SACHS GROUP, L.P.
                              By:  The Goldman Sachs
                                   Corporation, its general
                                   partner

                              By:   /s/ Richard A. Friedman
                                  --------------------------
                              Name:   Richard A. Friedman
                              Title:  Executive Vice President


                              GS ADVISORS, L.P.
                              By:  GS Advisors, Inc., its
                                   general partner


                              By:   /s/ Richard A. Friedman
                                  --------------------------
                              Name:   Richard A. Friedman
                              Title:  President


                              GS CAPITAL PARTNERS, L.P.
                              By:  GS Advisors, L.P., its
                                   general partner
                              By:  GS Advisors, Inc., its
                                   general partner

                              By:   /s/ Richard A. Friedman
                                  --------------------------
                              Name:   Richard A. Friedman
                              Title:  President


                              STONE STREET FUND 1994, L.P.
                              By:  Stone Street Funding Corp.,
                                   its general partner

                              By:  /s/ Richard A. Friedman
                                  --------------------------
                              Name:   Richard A. Friedman
                              Title:  Vice President


                              BRIDGE STREET FUND 1994, L.P.
                              By:  Stone Street Funding Corp.,
                                   its managing general partner

                              By:  /s/ Richard A. Friedman
                                  --------------------------
                              Name:   Richard A. Friedman
                              Title:  Vice President


                             STONE STREET FUNDING CORP.

                              By:  /s/ Richard A. Friedman
                                  --------------------------
                              Name:   Richard A. Friedman
                              Title:  Vice President